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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date earliest event reported): December 1, 2000



                         ACCEL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                 0-8162                             31-0788334

(State of Incorporation)                 (Commission File Number)           (IRS Employer Identification No.)

75 West Street, Simsbury, Connecticut                                              06070
(Address of principal executive office)                                         (Zip Code)

Registrant's telephone number, including area code: (860)-843-7600

(Former Name or Former Address, if Changed Since Last Report):  Not applicable.
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                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS.

         (a) The registrant's property and casualty insurance subsidiary, Acceleration National Insurance Company ("ANIC"), has been placed into Rehabilitation by order of the Court of Common Pleas, Franklin, Ohio. Such Court has named J. Lee Covington II, Superintendent of Insurance for the State of Ohio, Rehabilitator of ANIC, effective November 29, 2000.

                  The Rehabilitator will take and secure possession of all assets and property of ANIC, including, but not limited to, all property, contracts, deposits, securities, rights of action, accounts, and books and records of ANIC, wherever located, and administer them under the general supervision of the Court.

                  The powers of the directors, officers and managers of ANIC are suspended. The Rehabilitator has the full power to direct the affairs of ANIC, including the collection of all claims, accounts receivable, agents' balances, reinsurance proceeds and other amounts owing to ANIC.

                  On November 20, 2000, ACCEL International Corporation ("ACCEL") filed Form 8-K Current Report related to the signing of a "Waiver of Certain Procedural Rights as to Motion for Order of Rehabilitation" ("the Waiver") by Gerald H. Pastor on behalf of ACCEL's wholly owned subsidiary, Acceleration National Insurance Company ("ANIC"), in Mr. Pastor's position as President and CEO of the subsidiary. Such action was taken after the Board of Directors of ANIC passed a resolution authorizing Mr. Pastor to execute such document.

                  The Waiver acknowledged that ANIC was fully informed of its rights pursuant to Ohio Revised Code Section 3903.12, and therefore, ANIC by signing the Waiver, consented to be placed into rehabilitation by the Ohio Department of Insurance ("the Department"). Ohio is the regulating, domiciliary state for ANIC. ANIC has been under an Order of Supervision since May 4, 2000, such order having been issued due to the Superintendent of the Department's reasonable belief that ANIC was in such financial condition as to render the continuance of its business hazardous to its policyholders, certificate holders or to the public.

                  By signing the Waiver, ANIC waived any right to defend against a rehabilitation order, and that ANIC agrees to take all actions, produce all books, records and other documents, and to fully cooperate in any manner with the Department regarding rehabilitation.

         (b)      Contact:   Gerald H. Pastor, President and Chief Executive
                             Officer
                             ACCEL International Corporation, (860) 843-7600



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                      Date:    December 1, 2000


By:    GERALD H. PASTOR                             RICHARD A. LAWRENCE
       ___________________________________         _____________________________
   /s/ Gerald H. Pastor                   By:   /s/ Richard A. Lawrence
       Gerald H. Pastor                             Richard A. Lawrence
       President & Chief Executive Officer          Senior Vice President, CFO &
                                                        Treasurer


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